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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Frontier National Corporation
KSOP Plan
Sylacauga, Alabama

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 6, 2000, relating to the financial statements of Frontier National Corporation KSOP Plan appearing in the Plan's Annual Report on Form 11-K for the year ended December 31, 1999.


Birmingham, Alabama                   /s/ Schauer Taylor Cox Vise & Morgan, P.C.
October 11, 2000
                                       Schauer, Taylor, Cox, Vise & Morgan, P.C.

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